o   133*SA3

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                            SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                     Class A - Formerly Considered Class I
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                         SUPPLEMENT DATED APRIL 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                         FRANKLIN ASSET ALLOCATION FUND
                                DATED MAY 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, the fund's shares are considered Class A shares for redemption, exchange and other purposes. Before January 1, 1999, the fund's shares were considered Class I shares.

     All references in the Statement of Additional Information to Class I shares are replaced with Class A.

II. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

III. The following is added to the section "Additional Information on Selling Shares," found under "How Do I Buy, Sell and Exchange Shares?":

     The contingent deferred sales charge will generally be waived for redemptions of shares by investors who purchased $1 million or more without an initial sales charge if the Securities Dealer of record waived its commission in connection with the purchase.

IV. The following replaces the performance figures in the applicable sections under "How Does the Fund Measure Performance?" The figures below have been restated to reflect the fund's current, maximum 5.75% initial sales charge.

     TOTAL RETURN

     The fund's  average  annual total  return for the one-,  five- and ten-year
     periods   ended   December  31,  1997,   was  8.58%,   13.08%  and  12.30%,
     respectively.

     The fund's cumulative total return for the one-, five- and ten-year periods ended December 31, 1997, was 8.58%, 84.94% and 218.95%, respectively.

     YIELD

     The fund's yield for the 30-day period ended December 31, 1997, was 1.83%.

     CURRENT DISTRIBUTION RATE

     The fund's current distribution rate for the 30-day period ended December 31, 1997, was 1.55%.

V.   The following paragraph is added under "Miscellaneous Information":

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

VI. In the "Useful Terms and Definitions" section, the definition of "Offering Price" is replaced with the following:

     OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 5.75%.



                Please keep this supplement for future reference.